UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 7, 2016

SM Energy Company

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31539 (Commission File Number)	41-0518430 (IRS Employer Identification No.)

1775 Sherman Street, Suite 1200, Denver, Colorado (Address of principal executive offices)	80203 (Zip Code)

Registrant’s telephone number, including area code: (303) 861-8140

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 7, 2016, SM Energy Company (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and J.P. Morgan Securities LLC, acting as representatives of the several underwriters named therein (the “Underwriters”) providing for the issuance and sale by the Company (the “Offering”) of $500 million in aggregate principal amount of the Company’s 6.75% Senior Notes due 2026 (the “Notes”). The Offering was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (Registration No. 333-203936), as amended (the “Registration Statement”) filed with the Securities and Exchange Commission, as supplemented by a prospectus supplement dated September 7, 2016, filed by the Company with the Commission on September 8, 2016 pursuant to Rule 424(b)(2) of the Securities Act (the “Prospectus Supplement”). The Offering closed on September 12, 2016.

The Company intends to use the net proceeds from the Offering, as described in the Prospectus Supplement under the caption “Use of Proceeds,” to pay a portion of the purchase price of its acquisition of all of the outstanding membership interests of an entity holding undeveloped leasehold interests, producing wells and associated infrastructure assets in the Midland Basin of west Texas from Rock Oil Holdings LLC and for general corporate purposes. If the acquisition does not close, the Company intends to use the net proceeds for general corporate purposes.

Pursuant to the Underwriting Agreement, the Company agreed, among other things, to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute to payments the Underwriters may be required to make in respect of those liabilities. A copy of the Underwriting Agreement is referenced as Exhibit 1.1 hereto and is incorporated by reference herein. The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to this exhibit.

The Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for the Company and its affiliates, for which they received or will receive customary fees and expense reimbursement. Affiliates of certain of the Underwriters under the Underwriting Agreement are lenders under our credit agreement and an affiliate of one of the Underwriters is an affiliate of the Trustee (as defined below).

Third Supplemental Indenture for the Notes

On September 12, 2016, the Company entered into the Third Supplemental Indenture relating to the Notes (the “Supplemental Indenture” and, together with the base indenture dated as of May 21, 2015 (the “Base Indenture”), the “Indenture”), with U.S. Bank National Association, a national banking association, as trustee (the “Trustee”), governing the Notes. The Notes will mature on September 15, 2026. Interest on the Notes is payable semi-annually on March 15 and September 15 of each year, beginning on March 15, 2017. The Notes are not currently guaranteed by any of the Company’s subsidiaries.

At any time prior to September 15, 2019, the Company may on any one or more occasions redeem up to 35% of the aggregate principal amount of the Notes at a redemption price of 106.750% of the principal amount of the Notes, plus accrued and unpaid interest to the redemption date, with the net cash proceeds of certain equity offerings, so long as (a) at least 65% of the original principal amount of the Notes issued on September 12, 2016 remains outstanding after each such redemption and (b) the redemption occurs within 180 days after the closing of the related equity offering.

On and after September 15, 2021, the Company may redeem all or a portion of the Notes at redemption prices (expressed as percentages of the principal amount) equal to (i) 103.375% for the twelve-month period beginning on September 15, 2021; (ii) 102.250% for the twelve-month period beginning on September 15, 2022; (iii) 101.125% for the twelve-month period beginning on September 15, 2023 and (iv) 100.000% on September 15, 2024 and at any time thereafter, plus accrued and unpaid interest to the applicable redemption date.  In addition, prior to September 15, 2021, the Company may redeem all or a part of the Notes at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus a make-whole premium, plus accrued and unpaid interest to the applicable redemption date.

The Indenture restricts the Company’s ability and the ability of certain of its subsidiaries to: (i) incur additional debt; (ii) pay certain dividends or distributions on the Company’s capital stock or purchase, redeem or retire such capital stock; (iii) sell assets, including the capital stock of the Company’s Restricted Subsidiaries (as defined in the Indenture); (iv) with respect to the Company’s Restricted Subsidiaries, pay dividends or indebtedness owing to the Company or to any other Restricted Subsidiaries; (v) create liens that secure debt; (vi) enter into transactions with affiliates; and (vii) merge or consolidate with another company. These covenants are subject to a number of important exceptions and qualifications. At any time when the Notes are rated investment grade by both Moody’s Investors Service, Inc. and S&P Global Ratings, Inc., many of these covenants will terminate.

The Indenture provides that each of the following is an event of default (each, an “Event of Default”): (i) default in the payment of interest on the Notes when due, that continues for 30 days; (ii) default in payment of the principal of or premium, if any, on the Notes when due; (iii) failure by the Company or any Subsidiary Guarantor (as defined in the Indenture), if any, to comply with certain covenants relating to merger and consolidation; (iv) failure by the Company to comply for 30 days after notice (or 180 days after notice in the case of a failure to comply with certain covenants relating to the filing of annual, quarterly and current reports with the Commission) with the covenants described in clauses (i) through (vi) of the immediately preceding paragraph, or with covenants in the Notes that require that (a) any Restricted Subsidiaries of the Company that guarantee other debt of the Company to also guarantee the debt of the Company under the Indenture, (b) the Company engage only in the oil and gas business except for other business activities that are not material to the Company and its Restricted Subsidiaries taken as a whole, and (c) upon a change of control of the Company, the Company offer to repurchase all or any part of the Notes at 101% of their principal amount, plus accrued and unpaid interest; (v) failure by the Company to comply for 60 days after notice with any of the other agreements of the Company in the Indenture; (vi) default under any mortgage, indenture or instrument under which there is issued or by which there is secured or evidenced any indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries) if that default: (a) is caused by a failure to pay principal of, or interest or premium, if any, on such indebtedness prior to the expiration of the grace period provided in such indebtedness (a “Payment Default”); or (b) results in the acceleration of such indebtedness prior to its stated maturity, and, in each case, the principal amount of any such indebtedness, together with the principal amount of any other such indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $30.0 million or more; (vii) certain events of bankruptcy, insolvency or reorganization described in the Indenture with respect to the Company or any of the Company’s Restricted Subsidiaries that is a Significant Subsidiary (as defined in the Indenture) of the Company or any group of the Company’s Restricted Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary of the Company; (viii) failure by the Company, or any of the Company’s Restricted Subsidiaries that is a Significant Subsidiary of the Company or any group of the Company’s Restricted Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary of the Company, to pay final judgments aggregating in excess of $30.0 million, to the extent not covered by insurance, which judgments are not paid, discharged or stayed for a period of 60 days; and (ix) any future subsidiary guarantee entered into by a Significant Subsidiary of the Company or group of the Company’s Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary, ceases to be in full force and effect (except as contemplated by the Indenture) or is declared null and void in any judicial proceeding, or any Subsidiary Guarantor that is a Significant Subsidiary or group of Subsidiary Guarantors that, taken together, would constitute a Significant Subsidiary, denies or disaffirms its obligations under the Indenture or its subsidiary guarantee of the Notes.

In the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization described above, all outstanding principal of, premium, if any, and accrued interest on the Notes will become due and payable immediately without further action or notice. If any other Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the then outstanding Notes may declare all unpaid principal of, premium, if any, and accrued interest on the Notes to be due and payable immediately.

Copies of the Base Indenture and the Supplemental Indenture are referenced as Exhibits 4.1 and 4.2 hereto, respectively, and are incorporated herein by reference. The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to such exhibits.

A copy of the legal opinions and consents of Holland and Hart LLP and Mayer Brown LLP relating to the Notes issued and sold in the Offering are referenced as Exhibits 5.1 and 5.2 hereto, respectively.

Item 7.01                                           Regulation FD Disclosure.

On September 7, 2016, the Company issued a press release announcing the pricing of the Offering.  A copy of the press release is furnished hereto as Exhibit 99.1. In accordance with General Instruction B.2. of Current Report on Form 8-K, this press release is deemed “furnished” and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or Exhibit be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01                                           Other Events.

In connection with the Offering, the Company is filing the opinions of Holland & Hart LLP and Mayer Brown LLP as part of this Current Report that is to be incorporated by reference into the Company’s Registration Statement on Form S-3 (File No. 333-203936). The opinion of Holland & Hart LLP is filed herewith as Exhibit 5.1 to this Current Report on Form 8-K. The opinion of Mayer Brown LLP is filed herewith as Exhibit 5.2 to this Current Report on Form 8-K.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and the exhibits referenced or incorporated herein include and reference forward-looking statements, including but not limited to those regarding the intended use of proceeds from the Offering. These statements may also relate to the Company’s business strategy, goals and expectations concerning its market position, future operations, margins and profitability. Forward-looking statements may use the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will,” “would,” “forecast” and similar terms and phrases to identify forward-looking statements, and include the assumptions that underlie such statements. Although the Company believes the assumptions upon which these forward-looking statements are based are reasonable, there can be no assurance that the results implied or expressed in such forward-looking statements or information or the underlying assumptions will be realized and that actual results of operations or future events will not be materially different from the results implied or expressed in such forward-looking statements or information. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the acquisition in a timely manner or at all; satisfaction of the conditions precedent to consummation of the acquisition; the possibility of litigation (including related to the acquisition); unknown, underestimated or undisclosed commitments or liabilities; the level of demand for the Company’s products, which is subject to many factors, including uncertain global economic and industry conditions, and natural gas and oil prices generally; state and federal environmental, economic, health and safety, energy and other policies and regulations, including those related to climate change and any changes therein, and any legal or regulatory investigations, delays or other factors beyond the control of the Company; and other risks described in the Company’s filings with the Securities and Exchange Commission. The forward-looking statements in this communication speak only as of the date of this communication. Under no circumstances should the inclusion of the forward-looking statements or information be regarded as a representation, undertaking, warranty or prediction by the Company or any other person with respect to the accuracy thereof or the accuracy of the underlying assumptions, or that the Company will achieve or is likely to achieve any particular results.

The forward-looking statements or information are made as of the date hereof and the Company disclaims any intent or obligation to update publicly or to revise any of the forward-looking statements or information, whether as a result of new information, future events or otherwise. Recipients are cautioned that forward-looking statements or information are not guarantees of future performance and, accordingly, recipients are expressly cautioned not to put undue reliance on forward-looking statements or information due to the inherent uncertainty therein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

1.1

Underwriting Agreement dated September 7, 2016 among SM Energy Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

4.1

Base Indenture, dated as of May 21, 2015, by and between SM Energy Company and U.S. Bank National Association, as trustee (filed as Exhibit 4.1 to the registrant’s Current Report on Form 8-K filed on August 12, 2016, and incorporated herein by reference).

4.2	Third Supplemental Indenture, dated as of September 12, 2016, by and between SM Energy Company and U.S. Bank National Association, as trustee.

5.1	Opinion of Holland & Hart LLP.

5.2	Opinion of Mayer Brown LLP.

23.1	Consent of Holland & Hart LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Mayer Brown LLP (included in Exhibit 5.2 hereto).

99.1	Press Release, dated September 7, 2016, entitled “SM Energy Prices $500 Million Public Offering of Senior Notes Due 2026.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date: September 12, 2016	By:	/s/ David W. Copeland
David W. Copeland
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1

Underwriting Agreement dated September 7, 2016 among SM Energy Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

4.1

Base Indenture, dated as of May 21, 2015, by and between SM Energy Company and U.S. Bank National Association, as trustee (filed as Exhibit 4.1 to the registrant’s Current Report on Form 8-K filed on August 12, 2016, and incorporated herein by reference).

4.2	Third Supplemental Indenture, dated as of September 12, 2016, by and between SM Energy Company and U.S. Bank National Association, as trustee.

5.1	Opinion of Holland & Hart LLP.

5.2	Opinion of Mayer Brown LLP.

23.1	Consent of Holland & Hart LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Mayer Brown LLP (included in Exhibit 5.2 hereto).

99.1	Press Release, dated September 7, 2016, entitled “SM Energy Prices $500 Million Public Offering of Senior Notes Due 2026.”